UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2025
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Amalgamated Financial Corp. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business of March 26, 2025, the record date of the Annual Meeting, an aggregate of 30,687,354 shares of the Company’s common stock were issued and outstanding.

At the Annual Meeting, of the 30,687,354 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 27,995,621 shares, representing approximately 91.22% of the total outstanding shares. At the Annual Meeting, the stockholders voted on three proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.At the Meeting, the vote to elect 11 directors to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified. was as follows:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne P. Fox	25,917,049	697,268	13,350	1,367,954
Priscilla Sims Brown	26,373,095	241,692	12,880	1,367,954
Maryann Bruce	26,273,195	341,692	12,780	1,367,954
Mark A. Finser	26,544,333	69,784	13,550	1,367,954
Darrell Jackson	26,469,211	145,242	13,214	1,367,954
Julie Kelly	25,985,800	628,587	13,280	1,367,954
JoAnn S. Lilek	26,580,510	33,907	13,250	1,367,954
Meredith Miller	26,237,638	376,779	13,250	1,367,954
Edgar Romney Sr.	25,920,212	694,265	13,190	1,367,954
Julieta Ross	26,548,861	66,024	12,782	1,367,954
Scott Stoll	26,560,493	53,590	13,584	1,367,954

2.At the Meeting, the vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K (the "say-on-pay" vote), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,163,265	444,873	19,529	1,367,954

3.At the Meeting, the vote to ratify Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025, was as follows:

FOR	AGAINST	ABSTAIN
27,685,113	304,265	6,243

Item 9.01    Financial Statements and Exhibits

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

		By:	/s/ Priscilla Sims Brown
		Name:	Priscilla Sims Brown
		Title:	Chief Executive Officer

Date	5/28/2025

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